                                                                    Exhibit 99.4

                          Camden National Corporation
                                 KSB BankCorp
             Unaudited Pro Forma Condensed Combining Balance Sheet
                           as of September 30, 1999


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
                                                                                                                  Pro Forma
                                                                                                                  Camden and
                                                                                            Pro Forma                 KSB
                                                                Camden         KSB         Adjustments             Combined
                                                                ------         ---         -----------             --------
                                                                               (Dollars in thousands)
ASSETS:
Cash, due from banks                                             17,563         2,536         2,609  (7)            22,708
Federal funds sold                                                              5,692             -                  5,692
Securities                                                      199,673        27,205             -                226,878
Loans                                                                         147,554             -                147,554
Reserve for loan losses                                         470,615        (2,138)            -                468,477
Mortgages held for resale                                         1,013         2,193             -                  3,206
Intangible assets                                                 9,443         2,454             -                 11,897
Other assets                                                     27,741         6,064             -                 33,805
                                                              ---------     ---------      --------              ---------
Total Assets                                                    726,048       191,560         2,609                920,217
                                                              =========     =========      ========              =========

LIABILITIES and STOCKHOLDERS' EQUITY:
Deposits:
   Noninterest-bearing                                           70,894        12,804             -                 83,698
   Interest-bearing                                             463,808       128,739             -                592,547
                                                              ---------     ---------      --------              ---------
Total deposits                                                  534,702       141,543             -                676,245
Borrowings from Federal Home Loan Bank                           86,275        29,952             -                116,227
Other borrowed funds                                             33,083         3,089             -                 36,172
Accrued interest and other liabilities                            9,372         2,362         2,130  (4)            13,864
                                                              ---------     ---------      --------              ---------
Total liabilities                                               663,432       176,946         2,130                842,508
                                                              ---------     ---------      --------              ---------

Stockholders' equity:
Common stock                                                      2,436            13         1,469  (6)             3,918
Surplus                                                           1,142         5,172        (1,347) (6)(7)          4,967
Retained earnings                                                72,725         9,914        (2,130) (4)            80,509
Accumulated other comprehensive income                           (3,480)         (183)            -                 (3,663)
Employee Stock Ownership Plan                                         -           (32)            -                    (32)
Bank Recognition and Retention Plan                                   -           (21)            -                    (21)
Treasury stock, at cost                                         (10,207)         (249)        2,487  (6)(7)         (7,969)
                                                              ---------     ---------      --------              ---------
Total stockholders' equity                                       62,616        14,614           479                 77,709
                                                              ---------     ---------      --------              ---------
Total liabilities and stockholders' equity                      726,048       191,560         2,609                920,217
                                                              =========     =========      ========              =========
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                          Camden National Corporation
                                 KSB BankCorp
               Unaudited Pro Forma Combining Statement of Income
                   for nine months ended September 30, 1999

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

                                                                                                                      Pro Forma
                                                                    Camden             KSB                             CNC and
                                                                   National          Bankcorp         Pro Forma          KSB
                                                                  Historical        Historical       Adjustments       Combined
                                                                  ----------        ----------       -----------       --------
Interest Income
Interest and fees on loans                                            30,598             9,045                 -         39,643
Interest on securities                                                 8,431             1,405                 -          9,836
Other                                                                  1,681                80                 -          1,761
                                                                  ----------        ----------       -----------     ----------
   Total interest income                                              40,710            10,530                 -         51,240

Interest Expense
Interest on deposits                                                  13,592             3,637                 -         17,229
Interest on other borrowings                                           4,154             1,078                 -          5,232
                                                                  ----------        ----------       -----------     ----------
   Total interest expense                                             17,746             4,715                 -         22,461
                                                                  ----------        ----------       -----------     ----------
   Net interest income                                                22,964             5,815                 -         28,779

Provision for Loan Losses                                              1,465               550                 -          2,015
                                                                  ----------        ----------       -----------     ----------
   Net interest income after provision for loan losses                21,499             5,265                 -         26,764
                                                                  ----------        ----------       -----------     ----------

Other Income
Service charges on deposit accounts                                    1,677               670                 -          2,347
Other service charges and fees                                         1,920                                   -          1,920
Mortgage servicing fees                                                                    200                 -            200
Other income                                                           1,360               125                 -          1,485
                                                                  ----------        ----------       -----------     ----------
   Total other income                                                  4,957               995                 -          5,952
                                                                  ----------        ----------       -----------     ----------
                                                                      26,456             6,260                 -         32,716
                                                                  ----------        ----------       -----------     ----------

Operating Expenses
Salaries and employee benefits                                         7,368             2,142                 -          9,510
Net occupancy                                                                              250                 -            250
Furniture, equipment and data processing                               1,993               620                 -          2,613
Other                                                                  5,422             1,241                 -          6,663
                                                                  ----------        ----------       -----------     ----------
   Total operating expenses                                           14,783             4,253                 -         19,036

   Income before income taxes                                         11,673             2,007                 -         13,680

Income Taxes                                                           3,764               639                 -          4,403
                                                                  ----------        ----------       -----------     ----------

Net Income                                                             7,909             1,368                 -          9,277
                                                                  ==========        ==========       ===========     ==========

Per Share Data
Basic earnings per share                                                1.20              1.09                             1.16
Diluted earnings per share                                              1.19              1.08                             1.15
Weighted average number of share outstanding                       6,602,323         1,254,532                        8,027,471
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